SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 3, 2011

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49802	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA

95032

(Address of principal executive offices)

(Zip Code)

(408) 540-3700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2011, Netflix, Inc. (the “Company”) held its annual meeting of shareholders in Los Gatos, California (“Annual Meeting”). As of April 5, 2011, the Company’s record date, there were a total of 52,491,374 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 45,255,762 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.

The shareholders of the Company voted on the following items at the Annual Meeting:

1.	To elect three Class III directors to hold office until the 2014 Annual Meeting of Stockholders;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011;

3.	To approve our 2011 Stock Plan;

4.	To receive a non-binding advisory vote on executive officer compensation;

5.	To receive a non-binding advisory vote on the frequency of votes on executive officer compensation; and

6.	To consider a stockholder proposal regarding majority voting, if properly presented at the meeting.

Votes regarding the election of the director nominees were as follows:

Nominee	For	Withheld	Broker Non-Votes
Reed Hastings	34,824,498	1,089,849	9,341,415
Jay C. Hoag	32,677,966	3,236,381	9,341,415
A. George (Skip) Battle	32,407,280	3,507,067	9,341,415

Based on the votes set forth above, the director nominees were duly elected.

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 received the following votes:

For	Against	Abstain	Broker Non-Votes
44,505,619	319,093	431,050	—

Based on the votes set forth above, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was duly ratified.

The proposal to approve the 2011 Stock Plan received the following votes:

For	Against	Abstain	Broker Non-Votes
27,155,068	8,683,979	75,300	9,341,415

Based on the votes set forth above, the 2011 Stock Plan was duly approved.

The proposal to receive a non-binding advisory vote on executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
34,910,516	966,208	37,623	9,341,415

Based on the votes set forth above, the stockholders advised that they were in favor of the named executive officer compensation set forth in the proxy statement.

The proposal to receive a non-binding advisory vote on the frequency of votes on executive officer compensation received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
33,734,447	61,949	1,995,935	122,016	9,341,415

Based on the votes set forth above, the non-binding advisory vote on the frequency of votes on executive officer compensation, the stockholders advised that they would like the Company to hold an advisory vote on named executive officer compensation for the preceding fiscal year at each annual meeting of stockholders. Based on this advisory vote, the Company will include an advisory vote on named executive officer compensation in its proxy statement for each annual meeting of stockholders until the next advisory vote taken on the frequency of such votes.

The proposal from a stockholder regarding majority voting received the following votes:

For	Against	Abstain	Broker Non-Votes
25,984,409	9,763,842	166,096	9,341,415

Based on the votes set forth above, the proposal from a stockholder regarding majority voting was duly approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: June 7, 2011

/s/ David Hyman
David Hyman
General Counsel and Secretary